UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 6, 2011

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2011, Cameron International Corporation (the “Company”) entered into a Second Amendment to Credit Agreement (the “Amendment”) with the banks and other financial institutions (“Lenders”) that are identified in the exhibit attached hereto.  On April 14, 2008, the Company and certain of our subsidiaries, Cameron Limited, Cameron  GmbH, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, and Cameron Lux III SARL (formerly Cameron Luxembourg SARL), entered into a $585 million revolving credit facility (the “Credit Agreement”).    The Credit Agreement was filed as Exhibit 10.1 on Form 8-K, dated April 15, 2008.  The Company and Lenders have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement, including the extension, increase, and modification of the Aggregate Commitment.

The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 10.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits:

The following is being furnished as an exhibit to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 10.1
Second Amendment to Credit Agreement dated as of June 6, 2011, among Cameron International Corporation, Cameron Limited, Cameron GmbH, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, and Cameron Lux III SARL, and JPMorgan Chase Bank, N.A., as LC Issuer and as Administrative Agent, and Banco Bilbao Vizcaya Argentaria, Standard Chartered Bank, and Citibank, N.A. as Syndication Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:   June 10, 2011

Cameron International Corporation
Current report on Form 8-K
Dated June 6, 2011

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 10.1
Second Amendment to Credit Agreement dated as of June 6, 2011, among Cameron International Corporation, Cameron Limited, Cameron GmbH, Cameron (Singapore) Pte. Ltd., Cameron Canada Corporation, and Cameron Lux III SARL, and JPMorgan Chase Bank, N.A., as LC Issuer and as Administrative Agent, and Banco Bilbao Vizcaya Argentaria, Standard Chartered Bank, and Citibank, N.A. as Syndication Agents.